UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: June 11, 2007

COMMISSION FILE NO.: 000-32885

XA, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	88-0471263
(STATE OR OTHER JURISDICTION	(IRS EMPLOYER OF INCORPORATION)
IDENTIFICATION NO.)

875 NORTH MICHIGAN AVENUE, SUITE 2626, CHICAGO, ILLINOIS 60611
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(312) 397-9100
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about June 11, 2007, XA, Inc. (the "Company," "we," and "us") entered into Securities Purchase Agreements with G. Chris Andersen and Paul M. Higbee (the “Andersen and Higbee Purchase Agreements”), two individuals ("Andersen" and "Higbee"). Pursuant to the Andersen and Higbee Securities Purchase Agreements, we sold Andersen and Higbee $25,000 in twelve (12) month, 11% Senior Subordinated Secured Convertible Promissory Notes each (the "Follow On Andersen and Higbee Notes"), and granted each of them twenty-five thousand (25,000) five year warrants to purchase shares of our common stock at an exercise price of $0.30 per share (the "Follow On Andersen and Higbee Warrants," and collectively the “Andersen and Higbee Follow On Funding”).

On or about June 22, 2007, we entered into a Securities Purchase Agreement (the "Sands Brothers Purchase Agreement") with Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC, Sands Brothers Venture Capital IV LLC, and Katie & Adam Bridge Partners, L.P. (collectively the “Sands Brothers Purchasers”), pursuant to which we sold such Sands Brothers Purchasers twelve (12) month, 11% Senior Subordinated Secured Convertible Promissory Notes in the aggregate principal amount of $200,000 (collectively the "Follow On Sands Brothers Notes") and five (5) year warrants to purchase an aggregate of two hundred thousand (200,000) shares of our common stock at an exercise price of $0.30 per share (the "Sands Brothers Warrants," and collectively the “Sands Brothers Follow On Funding”).

On or about June 29, 2007, we entered into a Securities Purchase Agreement with Vision Opportunity Master Fund, Ltd. ("Vision," and collectively with Andersen and Higbee and the Sands Brothers Purchasers, the "Purchasers”). Pursuant to the Securities Purchase Agreement with Vision (collectively with the Andersen and Higbee Purchase Agreements and the Sands Brothers Purchase Agreement, the "Follow On Funding Purchase Agreements"), we sold Vision $200,000 in twelve (12) month, 11% Senior Subordinated Secured Convertible Promissory Notes (the "Follow On Vision Note," and collectively with the Follow On Andersen and Higbee Notes and the Follow On Sands Brothers Notes, the "Follow On Notes") and granted Vision two hundred thousand (200,000) five year warrants to purchase shares of our common stock at $0.30 per share (the “Follow On Visions Warrants,” and collectively the Follow On Andersen and Higbee Warrants, and the Follow On Sands Brothers Warrants, the “Follow On Warrants,” and the “Follow On Vision Funding,” and collectively with the Andersen and Higbee Follow On Funding and the Sands Brothers Follow On Funding, the “Follow On Funding”).

Although as originally executed, the Andersen and Higbee Follow On Funding agreements had slightly different terms and provisions than the Sands Brothers Follow On Funding and the Vision Follow On Funding documents, we subsequently agreed to conform the Andersen and Higbee Follow On Funding documents to the Sands Brothers Follow On Funding and Vision Follow On Funding documents, as described herein, and as a result, Andersen and Higbee, the Sands Brothers Purchasers and Vision all are parties to substantially identical Follow On Funding documents, varying only in connection with the dates of such documents and the accompanying Maturity Date of such Follow On Notes .

In connection with the Follow On Funding, we agreed to pay legal fees to the Sands Brothers Purchasers’ counsel, which amounted to approximately $20,000 in addition to our legal counsel’s fees associated with the Follow On Funding of approximately $30,000. As a result, we received an aggregate of $400,000 in connection with the sale of the Follow On Notes. We are currently taking steps to negotiate the restructuring of our outstanding debt with LaSalle Bank National Associate.

Follow On Funding Notes

The $450,000 in Follow On Notes bear interest at the rate of 11% per annum until paid, and have a maturity date of the earlier of (i) June 11, 2008, in connection with the Andersen and Higbee Follow On Notes, June 22, 2008 in connection with the Follow On Sands Brothers Notes and June 29, 2008 in connection with the Follow On Vision Note; or upon the consummation by us of a merger, combination or sale of substantially all of our assets or the purchase by a single entity or person or group of affiliated entities or persons of more than fifty (50%) percent of our voting stock, of which there are no current plans (a “Combination Event”).

Interest on the Follow On Notes is payable upon maturity, repayment or upon conversion of the Notes into shares of our common stock as described below. The Follow On Notes may not be prepaid prior to their maturity date. Any amount not paid under the Notes when due will bear interest at the rate of eighteen percent (18%) per annum until paid in full (the "Default Interest").

The Follow On Notes are convertible, at the option of each of the Purchasers, at any time, into shares of our common stock at a conversion price equal to the lesser of $0.50 or 50% of the effective price per share of shares of common stock sold in a Private Offering (as defined below, provided that such conversion price will never be less than $0.25 per share (unless the Private Offering price is less than $0.25 per share, in which case the Conversion Price will be equal to such Private Offering price due to the anti-dilution provisions of the notes as described below), the "Conversion Price") if we complete a private offering of our securities in which we receive gross proceeds of not less than $3,000,000 (the "Private Offering").

Our repayment of the Follow On Notes and any accrued interest thereon is secured by a security interest in substantially all of our assets, which the Purchasers share pari passu, which we granted to the Purchasers pursuant to Security Agreements (the "Security Agreements"), which we entered into with the Purchasers at the various closings.

Pursuant to the Follow On Notes, we agreed that we would not undertake certain events, including those described below, without the prior written consent of all of the Purchasers:

o
liquidate or dissolve, consolidate with, or merge into or with, any other corporation or other entity, except that any wholly-owned subsidiary may merge with another wholly-owned subsidiary or with us;

o
will not sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, all or a substantial part of our properties or assets to any person or entity outside of the ordinary course of business, unless specifically excluded in the Purchase Agreement;

o	will not redeem or repurchase any of our outstanding securities; and

o	will not create, incur or assume any indebtedness other than in the ordinary course of business, and/or in connection with the Subsequent Funding.

"Events of Default" under the Follow On Notes include but are not limited to the following:

o	our failure to pay any amounts due under the Follow On Notes when due, and such failure continues for five (5) days;

o
our failure to comply with any covenants we made pursuant to the Purchase Agreements and such failure continues for a period of five (5) business days in connection with our affirmative covenants and two (2) business days in connection with our negative covenants;

o	our entry into bankruptcy or insolvency;

o	our default in the payment of any other obligation in connection with money borrowed in excess of $50,000, which default continues for three (3) business days;

o	if a judgment is rendered against us or any of our subsidiaries which exceeds in aggregate $50,000, which judgment is not vacated or satisfied within twenty (20) days; or

o	our violation of any material representation of any of the documents entered into in connection with the Funding.

If an Event of Default occurs under the Follow On Notes, the Purchasers may seek specific performance of any covenant or agreement contained in the Follow On Notes and/or enforce their security interest over substantially all of our assets.

Furthermore, pursuant to the Follow On Purchase Agreement, we agreed to grant the Purchasers the right to appoint one Director to our Board of Directors (or a Board Advisory Seat to observe at all board meetings). In the event such Purchasers desire to exercise such right to appoint a Director, our Board of Directors will be increased to five (5) members.

Pursuant to the Follow On Notes, we agreed to provide the Purchasers a right of first refusal to invest pro rata in any and all of our future financings on identical terms as those offered to other potential investors. Furthermore, we agreed to not create or incur, contingently or otherwise, any indebtedness (other than indebtedness incurred in our historic business and in the ordinary course of our business), which is not expressly subordinated in right of payment and otherwise to the Follow On Notes.

Follow On Funding Warrants

The Follow On Funding Warrants are exercisable at an exercise price of $0.30 per share (subject to adjustment in the Follow On Warrants), at any time prior to 5:00 P.M. EST on: June 11, 2012, in connection with the 50,000 Andersen and Higbee Follow On Warrants, June 22, 2012 in connection with the 200,000 Follow On Sands Brothers Warrants, and June 29, 2012 in connection with the 200,000 Follow On Vision Warrants.

The Follow On Warrants are exercisable in connection with the payment of cash, or if such Follow On Warrants are exercised on a date when a registration statement covering the shares underlying the Follow On Warrants has not been declared effective with the Securities and Exchange Commission or such registration statement is no longer in effect, the Follow On Warrants include a cashless feature, whereby if the exercise price of the warrants is equal to or greater than the Fair Market Value of our common stock (as defined in the Follow On Warrants), the number of shares of common stock issuable to the Purchasers in connection with any exercise is equal to the product of the number of shares to which the Follow On Warrants are being exercised multiplied by a fraction, the numerator of which is the exercise price then in effect and the denominator of which is the Fair Market Value of our common stock.

Follow On Funding Registration Rights Agreements

In connection with each of the Follow On Funding transactions, we entered into Registration Rights Agreements with each of the Purchasers, which replaced and superseded the prior Registration Rights Agreements entered into between the Purchasers and us in August, September and October 2006, respectively, in connection with the previous sale of $2,700,000 in 11% Senior Secured Convertible Notes (the “Prior Funding” and the “Prior Notes”) to such Purchasers and the grant of an aggregate of 392,500 warrants to purchase shares of our common stock at an exercise price of $1.10 per share (the “Prior $1.10 Warrants,” which have been re-priced in connection with the Follow On Funding, as described below) and an aggregate of 1,100,000 warrants to purchase shares of our common stock at an exercise price of $0.30 per share (the “Prior $0.30 Warrants,” and collectively with the Prior $1.10 Warrants, the “Prior Warrants”), to such Purchasers and Mastodon Ventures, Inc., as a consultant to us and the Purchasers in connection with the Prior Funding (the “Follow On Rights Agreements”). The Follow On Rights Agreements provided the Purchasers and Mastodon Ventures, Inc. and its assigns, registration rights in connection with the shares that the Prior Notes and the Follow On Notes are convertible into and the Follow On Warrants and Prior Warrants are exercisable for (the “Registrable Securities”).

Pursuant to the Follow On Rights Agreements, we agreed to register the Registrable Securities on a Form SB-2 registration statement with the Securities and Exchange Commission (the "Commission" and the "Registration Statement") pursuant to the deadlines discussed below. We agreed that in the event that the Private Offering has not occurred within six (6) months of the date of the first Follow On Funding closing, June 11, 2007, which date is December 11, 2007, we would file the Registration Statement with the Commission within forty-five days of such six (6) month anniversary, January 25, 2008, and that we would obtain effectiveness of the Registration Statement no more than ninety (90) days after the date we are required to file such Registration Statement, or April 24, 2008 (the "Initial Registration Deadlines").

In the event that we are unable to register all of the Registrable Securities in one Registration Statement because of the applicability of Rule 415, the Purchasers, as well as Mastodon Ventures, Inc., which was issued Prior $0.30 Warrants in connection with the Prior Funding (collectively the “Registration Rights Holders”), have agreed that the number of shares we can register at any one time will be allocated pro rata to each of the Registration Rights Holders.

We and the Purchasers also agreed pursuant to the Follow On Rights Agreement, that in the event that we are not able to register all of the Registrable Securities, that we would use our best efforts to file additional Registration Statements to register the Registrable Securities that were not registered in any initial Registration Statement as promptly as possible and in a manner permitted by the Commission (each an “Additional Registration Statement”). We agreed to file any Additional Registration Statement within the earlier of (i) sixty (60) days following the sale of substantially all of the Registrable Securities included in the initial Registration Statement or any Additional Registration Statement and (ii) six (6) months following the effective date of the initial Registration Statement or any Additional Registration Statement, or such earlier date as permitted by the Commission. We also agreed that if we are required to file any Additional Registration Statement, that we would file such Additional Registration Statement within thirty (30) days and use our best efforts to obtain effectiveness of such Additional Registration Statement within ninety (90) days of such filing date (the “Additional Registration Deadlines,” and collectively with the Initial Registration Deadlines, the “Registration Deadlines”).

If we fail to obtain effectiveness of any required Registration Statement by the applicable Registration Deadlines, or after such effectiveness the Purchasers are unable to sell the Registrable Securities, due to any reason other than the Commission’s application of Rule 415, we are obligated, pursuant to the Follow On Rights Agreements, to pay the Purchasers an amount in cash equal to two (2%) of the total principal amount of the Prior Notes and the Follow On Notes ($63,000), for each thirty (30) day period which the Registration Deadlines are not met or the Purchasers are unable to sell the Underlying Shares. If we fail to pay such damages within five (5) days of the date payable, we are required to pay interest on the amount payable at the rate of eighteen percent (18%) per annum, accruing daily until such amounts are paid in full.

The Follow On Notes and Follow On Warrants (collectively the “Notes”), as well as the Prior Notes and Prior Warrants (collectively the “Warrants”) contain certain anti-dilution provisions, which provide that if we issue or sell any additional shares of common stock (including convertible shares of common stock and/or options or warrants to purchase shares of common stock) other than as a dividend or other distribution (a "Dilutive Issuance") at less than the Conversion Price of the Notes or the exercise price of the Warrants then in effect, the Conversion Price of the Notes or Exercise Price of the Warrants shall be automatically reduced to the lower Effective Price (as defined in the Notes and Warrants) of the issuance and/or sale. However, the Purchasers have agreed to waive such anti-dilution provision moving forward in connection with the issuance of up to 25,000 shares for professional services, as well as the securities issuable to certain purchasers in connection with the planned Private Offering (collectively the "Excepted Issuances").

However, because the issuance of the Follow On Warrants were not included in the Excepted Issuances as provided in the Prior $1.10 Warrants, the exercise price of such Prior $1.10 Warrants was automatically reset to $0.30 in connection with the grant of the Follow On Warrants (the “Purchaser Re-pricing”). Additionally, because the issuance of the Follow On Warrants was not waived by the holders of our Class A Warrants, exercisable for $9.60 per share, which were granted on June 30, 2004 in connection with a sale of 6% Convertible Notes on that date, such Class A Warrants were automatically re-priced, pursuant to their anti-dilution provisions to $0.30 per share (the “Class A Re-pricing” and collectively with the Purchaser Re-pricing, the “Re-pricings”).

Waiver of Rights Agreement

We entered into a Waiver of Rights Agreement with the Purchasers, Mastodon Ventures, Inc. and its assigns, dated on or around June 22, 2007, pursuant to which we and the Purchasers agreed to the Re-pricings; agreed that the Conversion Price of the Prior Notes (as defined therein) would be equal to the Conversion Price of the Follow On Notes; and the Purchasers agreed to waive any defaults which may have occurred in connection with our failure to meet the required date of effectiveness of our registration statement filing, as was required under the prior Rights Agreements, which have since been superseded and replaced in their entirety by the Follow On Rights Agreements.

First Amendments to Prior Notes

A required term of the Follow On Funding was that each of the Purchasers agree that the maturity date of the Prior Notes which they hold would be extended to the maturity dates of the Follow On Notes which they hold. The amendment and extension to each of the Purchaser’s Prior Notes was accomplished by each of the Purchasers entry into a First Amendment to the 11% Senior Secured Convertible Promissory Notes with us, on or around the date of their purchases of the Follow On Notes (and in the case of Andersen and Higbee, on or around the date they entered into conforming documents with us, as described above, (the “Note Amendments”)). Pursuant to the Note Amendments, each of the Purchasers agreed that the maturity date of the Prior Notes which they hold would be extended to the maturity date of their respective Follow On Notes. For example, the maturity date of Vision’s Prior Note in the amount of $1,250,000, was extended until the maturity date of the Follow On Vision Note, June 29, 2008.

Amended Consulting Agreement

On March 8, 2007, with an effective date of August 1, 2006, Joseph Wagner, our Chief Executive Officer, President, Chairman and Secretary entered into a First Amendment to Consulting Agreement with us, which amended and replaced his sixty (60) month Consulting Agreement entered into with us in August 2006, effective as of August 1, 2006, which Consulting Agreement replaced a prior Consulting Agreement entered into between us and Mr. Wagner with an effective date of August 1, 2004. The main amendments to the Consulting Agreement were the inclusion of the position of Chairman in the prior provision which stated that in the event Mr. Wagner is terminated for good reason by Mr. Wagner or without cause by us, from his employment under any position he held with us, that he would receive a lump sum payment of $250,000 and any and all unpaid payments of salary he would have been owed pursuant to the amended Consulting Agreement, and the inclusion of a tie-breaking vote for Mr. Wagner, as described below. The terms of the Consulting Agreement, as amended are discussed below.

The Consulting Agreement, as amended, also provides for Mr. Wagner to have an additional tie-breaking vote on any matters to come before the Board of Directors, which end in a tie or deadlock between the then voting members of the Board of Directors (including Mr. Wagner’s vote in such tie or deadlock vote), while Mr. Wagner is Chairman of the Board of Directors. For instance, if there are four voting members of the Board of Directors present at a Board of Directors meeting (one of which is Mr. Wagner), and two members vote to approve a resolution which has come before the Board of Directors and two members (including Mr. Wagner) vote not to approve the resolution, the approval or non-approval of the resolution will be decided by a tie-breaking vote to be cast by Mr. Wagner as Chairman of the Board of Directors in his sole discretion (which shall in effect give Mr. Wagner, while serving as the Chairman of the Board of Directors a second vote on any tied or deadlocked vote to come before the Board of Directors).

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On June 11, 2007, we entered into Subscription Agreements with G. Chris Andersen and Paul M. Higbee, whereby we sold each of them (i) $25,000 in twelve (12) month 11% Senor Secured Convertible Promissory Notes (for $50,000 in total Notes sold) which are convertible as provided in such notes; and (ii) five year Warrants to purchase 25,000 shares of our common stock each (for the total issuance of 50,000 warrants) at an exercise price of $0.30 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

On June 22, 2007, we entered into a Subscription Agreement with Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital II LLC, Sands Brothers Venture Capital III LLC, Sands Brothers Venture Capital IV LLC, and Katie & Adam Bridge Partners, L.P.(the “Sands Brothers Purchasers”), whereby we sold the Sands Brothers Purchasers an aggregate of (i) $200,000 in twelve (12) month 11% Senor Secured Convertible Promissory Notes which are convertible as provided in such notes; and (ii) five year Warrants to purchase 200,000 shares of our common stock at an exercise price of $0.30 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipients took the securities for investment and not resale and we took appropriate measures to restrict transfer.

On or about June 29, 2007, we entered into a Subscription Agreement with Vision Opportunity Master Fund, Ltd. ("Vision”), whereby we sold Vision (i) $200,000 in twelve (12) month 11% Senor Secured Convertible Promissory Notes which are convertible as provided in such notes; and (ii) five year Warrants to purchase 200,000 shares of our common stock at an exercise price of $0.30 per share. We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933 for the above, since the foregoing did not involve a public offering, the recipient took the securities for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

10.1*	Securities Purchase Agreement With the Sands Brothers Purchasers (June 22, 2007)

10.2*	11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital LLC (June 22, 2007)

10.3*	11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital II LLC (June 22, 2007)

10.4*	11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital III LLC (June 22, 2007)

10.5*	11% Senior Secured Convertible Promissory Note with Sands Brothers Venture Capital IV LLC (June 22, 2007)

10.6*	11% Senior Secured Convertible Promissory Note with Katie & Adam Bridge Partners L.P. (June 22, 2007)

10.7*	Warrant with Sands Brothers Venture Capital LLC ($0.30 initial exercise price) (June 22, 2007)

10.8*	Warrant with Sands Brothers Venture Capital II LLC ($0.30 initial exercise price) (June 22, 2007)

10.9*	Warrant with Sands Brothers Venture Capital III LLC ($0.30 initial exercise price) (June 22, 2007)

10.10*	Warrant with Sands Brothers Venture Capital IV LLC ($0.30 initial exercise price) (June 22, 2007)

10.11*	Warrant with Katie & Adam Bridge Partners L.P. ($0.30 initial exercise price) (June 22, 2007) (June 22, 2007)

10.12*	Registration Rights Agreement with the Sands Brothers Purchasers (June 22, 2007)

10.13*	Security Agreement with the Sands Brothers Purchasers (June 22, 2007)

10.14*	Securities Purchase Agreement Dated June 29, 2007 with Vision Opportunity Master Fund, Ltd.

10.15*	11% Senior Secured Convertible Promissory Note with Vision Opportunity Master Fund, Ltd. (June 29, 2007)

10.16*	Warrant with Vision Opportunity Master Fund, Ltd. ($0.30 initial exercise price) (June 29, 2007)

10.17*	Registration Rights Agreement with Vision Master Fund, Ltd. (June 29, 2007)

10.18*	Security Agreement with Vision Master Fund, Ltd. (June 29, 2007)

10.19*	Securities Purchase Agreement effective June 11, 2007 with G. Chris Andersen

10.20*	11% Senior Secured Convertible Promissory Note with G. Chris Andersen (effective June 11, 2007)

10.21*	Warrant with G. Chris Andersen ($0.30 initial exercise price) (effective June 11, 2007)

10.22*	Registration Rights Agreement with G. Chris Andersen (effective June 11, 2007)

10.23*	Security Agreement with G. Chris Andersen (effective June 11, 2007)

10.24*	Securities Purchase Agreement effective June 11, 2007 with Paul M. Higbee

10.25*	11% Senior Secured Convertible Promissory Note with Paul M. Higbee (effective June 11, 2007)

10.26*	Warrant with Paul M. Higbee ($0.30 initial exercise price) (effective June 11, 2007)

10.27*	Registration Rights Agreement with Paul M. Higbee (effective June 11, 2007)

10.28*	Security Agreement with Paul M. Higbee (effective June 11, 2007)

10.29*	Waiver of Rights Agreement Dated On Or Around June 22, 2007 with the Purchasers

10.30*	First Amendment to Consulting Agreement with Joseph Wagner

10.31*	First Amendment to 11% Senior Secured Convertible Promissory Note with the Sands Brothers Purchasers

10.32*	First Amendment to 11% Senior Secured Convertible Promissory Note with Vision Master Fund, Ltd.

10.33*	First Amendment to 11% Senior Secured Convertible Promissory Note with Paul M. Higbee

10.34*	First Amendment to 11% Senior Secured Convertible Promissory Note with G. Chris Andersen

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XA, INC.

/s/ Joseph Wagner
Joseph Wagner,
Chief Executive Officer

July 12, 2007